Capital commitments	6 Months Ended
Jun. 30, 2023
Capital commitments [abstract]
Capital commitments	Capital commitments

	As at	As at	As at
	Jun	Jun	Dec
	2023	2022	2022
US Dollar million	Unaudited	Unaudited	Audited

Orders placed and outstanding on capital contracts at the prevailing rate of exchange	180	246	178

Liquidity and capital resources

To service the above capital commitments and other operational requirements, the group is dependent on existing cash resources, cash generated from operations and borrowings (in the form of bonds and credit facilities). As part of the management of liquidity, funding and interest rate risk, the group regularly evaluates market conditions and may enter into transactions, from time to time, to repurchase outstanding debt, pursuant to open market purchases, privately negotiated transactions, tender offers or other means.

Cash generated from operations is subject to operational, market and other risks. Distributions from operations may be subject to foreign investment, exchange control laws and regulations and the quantity of foreign exchange available in offshore countries. In addition, distributions from joint ventures are subject to the relevant board approval.

The credit facilities and other finance arrangements contain financial covenants and other similar undertakings. To the extent that external borrowings are required, the group’s covenant performance indicates that existing financing facilities will be available to meet the above commitments. The financing facilities which mature in the near future are disclosed in current liabilities. The group believes that sufficient measures are in place to ensure that these facilities can be refinanced.